UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) o f the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 08, 2021

LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LRCX	The Nasdaq Stock Market
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders	3
SIGNATURES		4

Item 5.07.     Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders was held by webcast on November 8, 2021.
The results of voting on the following items were as set forth below:
(a)The votes for nominated directors, to serve until the next annual meeting of stockholders, and until their successors are elected and qualified, were as follows:

NOMINEE	% OF VOTES CAST FOR	FOR	WITHHELD	BROKER NON-VOTES
Sohail U. Ahmed	99.80%	107,097,090	207,068	12,921,868
Timothy M. Archer	99.31%	106,570,832	733,326	12,921,868
Eric K. Brandt	90.82%	97,459,107	9,845,051	12,921,868
Michael R. Cannon	98.80%	106,025,665	1,278,493	12,921,868
Catherine P. Lego	97.08%	104,172,313	3,131,845	12,921,868
Bethany J. Mayer	92.68%	99,456,103	7,848,055	12,921,868
Abhijit Y. Talwalkar	88.44%	94,903,160	12,400,998	12,921,868
Lih Shyng (Rick L.) Tsai	99.70%	106,991,615	312,543	12,921,868
Leslie F. Varon	98.32%	105,507,412	1,796,746	12,921,868
All director nominees were duly elected.
(b) The vote on a proposal to approve on an advisory basis the compensation of the named executive officers of the Company (“Say on Pay”) was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	94.12%	101,000,331	6,059,901	243,926	12,921,868
The proposal was approved.
(c) The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022 was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	95.26%	114,537,166	5,522,915	165,945	—

The appointment was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 12, 2021	LAM RESEARCH CORPORATION
(Registrant)

	By:	/s/ Ava M. Hahn
Ava M. Hahn
Senior Vice President, Chief Legal Officer